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                                                                    EXHIBIT 10.2
                     CAMBRIDGE EXECUTIVE ENTERPRISES, INC.

                               CEE INCORPORATED

                           NON-COMPETITION AGREEMENT


  This Non-Competition Agreement is made as of the 27th day of September 1999 by and among Cambridge Executive Enterprises, Inc., a Delaware corporation (the "Company"), CEE Incorporated, a Massachusetts corporation ("CEE"), and Professor John J. Donovan ("Employee").

  WHEREAS, the Employee is an executive officer and/or a key employee of the Company; and

  WHEREAS, the Company has developed, and will continue to develop during the period Employee is so retained by the Company, goodwill by, among other things, substantial expenditure of money and effort.

  NOW, THEREFORE, in consideration of the premises and the mutual covenants and undertakings contained in this agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT IS AGREED:

  1.  Definitions. As used in this Agreement, the following terms shall have
      -----------
the following meanings:

      (a) Agreement means this Non-Competition Agreement as may be amended from time to time in the manner provided in this Agreement.

      (b) Employment means the current or anticipated or subsequent retention of Employee by the Company as a full-time employee, a part-time employee, a consultant or otherwise, or any other period during which Employee receives compensation from the company in any capacity.

  2.  Prohibited Competition.  Employee recognizes and acknowledges the
      ----------------------
competitive and proprietary nature of the Company's business operations.

  Employee acknowledges and agrees that a business will be deemed competitive with the Company if it involves the development and performance of seminars, classes and other presentations on the subject matter of information technology of a nature similar to the seminars, classes and presentations currently provided by the Company for Hewlett-Packard Company, Oracle Corporation, Informix, Inc. and Lawson Associates, Inc. (such business to be referred to as the "Field of Interest").

  Employee hereby agrees in consideration of the Company's agreement to hire Employee and Employee's compensation for services rendered to the Company and in view of the confidential position to be held by Employee, and the confidential nature and proprietary value of the information which the Company may share with Employee, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as follows:

  Employee agrees that for a period beginning on the date hereof and continuing until the first anniversary of this Agreement, Employee shall not engage, directly or indirectly, on his own behalf or on behalf of any other person or entity other than the Company, whether as principal, agent, partner, co-venturer, owner, stockholder, contract speaker, employee or consultant, anywhere in the world, in any business or activity within the Field of Interest.

  Employee further recognizes and acknowledges that (i) the types of employment which are prohibited by this paragraph are narrow and reasonable in relation to the skills which represent
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Employee's principal salable asset both to the company and to Employee's other prospective employers, and (ii) the specified but broad geographical scope of the provisions of this paragraph is reasonable, legitimate and fair to Employee in light of the Company's need to perform its and market its services and throughout the world in order to have a sufficient customer base to make the Company's business profitable .

  If any part of this section should be determined by a court of competent jurisdiction to be unreasonable in duration, geographic area, or scope, then this section is intended to and shall extend only for such period of time, in such area and with respect to such activity as is determined to be reasonable.

  3.  Continuing Obligations.  Employee's obligations under this Agreement shall
      ----------------------
not be affected: (i) by any termination of Employee's employment, including termination upon the Company's initiative; nor (ii) by any change in Employee's position, title or function with the Company; nor (iii) by any interruption in employment during which Employee leaves and then rejoins the Company within a period of six (6) months. Nothing herein shall be construed as constituting an employment agreement or an undertaking by the Company to retain Employee's services for any stated period of time.

  4.  No Conflicting Agreements.  Employee represents and warrants that
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execution and performance of this Agreement does not and will not violate, conflict with, or constitute a default under any contract, commitment, agreement, understanding, arrangements, or restriction, or any adjudication, order, injunction or finding of any kind by any court or agency to which Employee may be a party or by which Employee may be bound.

  5.  Remedies.  In the event of any breach by Employee of any of the provisions
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of this Agreement, the Company shall be entitled, in addition to monetary damages and to any other remedies available to the Company under this Agreement and at law, to equitable relief, including injunctive relief, and to payment by Employee of all costs incurred by the Company in enforcement against Employee of the provisions of this Agreement, including reasonable attorneys' fees.

  6.  Third Party Beneficiary.  The Company and Employee expressly
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acknowledge and agree that C-bridge Internet Solutions, Inc. (the "Third Party
Beneficiary") is a third party beneficiary of this Agreement. The parties intend that the rights and privileges of the Company as set forth in this Agreement are intended to benefit the Third Party Beneficiary as well as the Company.

  7.  Amendments and Supplements.  This Agreement may not be amended, modified
      --------------------------
or supplemented by the parties hereto, except by an instrument in writing signed by the Company, Employee and the Third Party Beneficiary.

  8.  Notices.  All notices and other communications hereunder shall be in
      -------
writing and shall be deemed given if delivered by hand, sent via a reputable overnight courier service with confirmation of receipt requested, or mailed by registered or certified mail (postage prepaid and return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice), and shall be deemed given on the date on which delivered by hand or otherwise on the date of receipt as confirmed:


  To the Company or CEE

              Cambridge Executive Enterprises, Inc.  (or CEE)
              219 Vassar Street
              Cambridge, MA 02139
              Attention:  President

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  To Employee:

              Professor John J. Donovan
              219 Vassar Street
              Cambridge, MA 02139

  To the Third Party Beneficiary:

              C-bridge Internet Solutions, Inc.
              219 Vassar Street
              Cambridge, Massachusetts 02139
              Attention:  President

  with a copy to:

              Joseph E. Mullaney III, Esq.
              Hale and Dorr LLP
              60 State Street
              Boston, Massachusetts 02109

  9.  No Waiver.  The terms and conditions of this Agreement may be waived only
      ---------
by a written instrument signed by the party waiving compliance; provided, however, that any waiver by the Company of Employee's compliance must also be waived by the Third Party Beneficiary. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

  10.  Assignment.  This Agreement shall be binding upon and inure to the
       ----------
benefit of the parties hereto and their respective permitted successors and assigns. This Agreement shall not be assignable by operation of law or otherwise; provided, however, that the Company may assign this Agreement in connection with the merger, consolidation or sale of all or substantially all of the assets of the Company.

  11.  General Provisions.
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       (a)  Severability.  If any provision of this Agreement shall be found to be invalid, inoperative or unenforceable in law or equity, such finding shall not affect the validity of any other provisions of this Agreement, which shall be construed, reformed and enforced to effect the purposes of this Agreement to the fullest extent permitted by law.

       (b)  Miscellaneous.  This Agreement: (i) may be executed in any number of
            -------------
counterparts, each of which, when executed by both parties to the Agreement shall be deemed to be an original, and all of which counterparts together shall constitute one and the same instrument; (ii) shall be governed by and construed under the law of the Commonwealth of Massachusetts, without application of principles of conflicts of laws; (iii) shall constitute the entire agreement of the parties with respect to the subject matter hereof, superseding all prior oral and written communications, proposals, negotiations, representations, understandings, courses of dealing, agreements, contracts, and the like between

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the parties in such respect; (iv) contains headings only for convenience, which headings do not form part, and shall not be used in construction, of this Agreement; and (v) be enforced only in courts located within the Commonwealth of Massachusetts and the parties hereby agree that such courts shall have venue and exclusive subject matter and personal jurisdiction, and consent to service of process by registered mail, return receipt requested, or by any other manner provided by law.

             Executed under seal as of the date first above written.




                                                   /s/ John J. Donovan
                                           -------------------------------------
                                                Professor John J. Donovan


                                           CAMBRIDGE EXECUTIVE ENTERPRISES, INC.



                                           By: /s/ Alan Roth
                                              ----------------------------------
                                              Alan Roth
                                              Vice President and General Counsel


                                           CEE Incorporated



                                           By: /s/ Alan Roth
                                              ----------------------------------
                                              Alan Roth
                                              Vice President and General Counsel

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